UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 27, 2015

Tessera Technologies, Inc.

(Exact name of registrant as specified in its charter)

Delaware	000-50460	16-1620029
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

3025 Orchard Parkway

San Jose, California 95134

(Address of Principal Executive Offices, Zip Code)

(408) 321-6000

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

On August 27, 2015, Tessera Technologies, Inc. (the “Company”) issued a press release announcing the Company’s acquisition of Ziptronix, Inc. for $39 million in cash. The transaction was completed on August 27, 2015 and is intended to expand the Company’s packaging capabilities by adding a low-temperature wafer bonding technology platform that will accelerate delivery of 2.5D and 3D-IC solutions to semiconductor industry customers. A copy of this press release is filed as Exhibit 99.1 to this Current Report on Form 8-K and incorporated by reference herein.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description of Exhibits

Exhibit 99.1	Press Release, dated August 27, 2015.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TESSERA TECHNOLOGIES, INC.

Date: August 28, 2015	By:	/s/ Robert Andersen
		Name:	Robert Andersen
		Title:	Executive Vice President and Chief Financial Officer

Exhibit List

Exhibit No.	Description of Exhibits

Exhibit 99.1	Press Release, dated August 27, 2015.